Exhibit 99.3

ASSET REPRESENTATIONS REVIEW AGREEMENT

WORLD OMNI AUTO RECEIVABLES TRUST 2026-C,

as Issuing Entity,

and

WORLD OMNI FINANCIAL CORP.,

as Servicer and Administrator,

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of August 26, 2026

i

Schedule A – Review Materials
Schedule B – Representations, Warranties and Tests

ii

This ASSET REPRESENTATIONS REVIEW AGREEMENT (this “Agreement”), entered into as of August 26, 2026, is by and among WORLD OMNI AUTO RECEIVABLES TRUST 2026-C, a Delaware statutory trust (the “Issuing Entity”), WORLD OMNI FINANCIAL CORP., a Florida corporation (the “Servicer” and the “Administrator”), and Clayton Fixed Income Services LLC, a Delaware limited liability company (the “Asset Representations Reviewer”).

WHEREAS, the Issuing Entity will engage the Asset Representations Reviewer to perform reviews of certain Receivables for compliance with certain representations and warranties made with respect thereto; and

WHEREAS, the Asset Representations Reviewer desires to perform such reviews of Receivables in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Article I

USAGE AND DEFINITIONS

Section 1.01            Usage and Definitions.

Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in Part I of Appendix A to the Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), among the Issuing Entity, World Omni Auto Receivables LLC, as Depositor, the Servicer, and U.S. Bank National Association, as Account Bank.

Section 1.02            Definitions.

Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Annual Fee” has the meaning stated in Section 4.02(a).

“Confidential Information” has the meaning stated in Section 4.08(b).

“Eligible Representations” shall mean those representations identified within the “Tests” included in Schedule B.

“Information Recipients” has the meaning stated in Section 4.08(a).

“Indemnified Person” has the meaning stated in Section 4.05(a).

“Issuing Entity PII” has the meaning stated in Section 4.09(a).

“PII” has the meaning stated in Section 4.09(a).

“Review Fee” has the meaning stated in Section 4.02(b).

“Review Materials” means the documents, data, and other information required for each “Test” in Schedule A.

“Review Receivables” means those Delinquent Receivables that have been Delinquent Receivables for 60 days or more as of the last day of the preceding Collection Period identified by the Servicer as requiring a Review by the Asset Representations Reviewer following receipt of a Review Notice according to Section 3.01.

“Review Report” has the meaning stated in Section 3.04.

“Tests” mean the procedures listed in Schedule B as applied to the process described in Section 3.03.

“Test Complete” has the meaning stated in Section 3.03(c).

“Test Fail” has the meaning stated in Section 3.03(a).

“Test Pass” has the meaning stated in Section 3.03(a).

Article II

ENGAGEMENT; ACCEPTANCE

Section 2.01    Engagement; Acceptance.

The Issuing Entity hereby engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Issuing Entity. Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.

Section 2.02    Confirmation of Status.

The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Receivables for compliance with the representations and warranties under the Basic Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Basic Documents.

Section 2.03    Consent to Filing.

The Asset Representations Reviewer hereby consents to the filing of this Agreement, including the schedules hereto, with the Commission.

Article III

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.01    Review Notices and Identification of Review Receivables.

On receipt of a Review Notice from the Indenture Trustee according to Section 7.05(c) of the Indenture, the Asset Representations Reviewer will start a Review. The Servicer will provide the list of Review Receivables to the Asset Representations Reviewer promptly upon receipt of the Review Notice.

The Asset Representations Reviewer will not be obligated to start, and will not start, a Review until a Review Notice and the related list of Review Receivables is received. The Asset Representations Reviewer is not obligated to verify (i) whether the conditions to the initiation of the Review and the issuance of a Review Notice described in Section 7.05 of the Indenture were satisfied or (ii) the accuracy or completeness of the list of Review Receivables provided by the Servicer.

Section 3.02    Review Materials.

(a)           Access to Review Materials. Within 60 days of receipt of a Review Notice, the Servicer will provide the Asset Representations Reviewer with access to the Review Materials for all Review Receivables in one or more of the following ways, at its option: (i) by providing access to the Servicer’s systems, either remotely or at an office of the Servicer, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the Servicer or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove PII from the Review Materials without changing the meaning or usefulness of the Review Materials. The Asset Representations Reviewer shall be entitled to rely in good faith, without independent investigation or verification, that the Review Materials are accurate and complete in all material respects, and not misleading in any material respect.

(b)           Missing or Insufficient Review Materials. Upon receipt of the Review Materials, the Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer determines any missing or insufficient Review Materials, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than 20 days before completing the Review. The Servicer will have 15 days to give the Asset Representations Reviewer access to the missing Review Materials or other documents or information to correct the insufficiency. If the missing Review Materials or other documents have not been provided by the Servicer within 15 days, the related Review Report will report a Test Fail for each Test that requires use of the missing or insufficient Review Materials.

Section 3.03    Performance of Reviews.

(a)           Test Procedures. For a Review, the Asset Representations Reviewer will perform, for each Review Receivable, the Tests for each Eligible Representation. In the course of its review, the Asset Representations Reviewer will use the Review Materials listed in Schedule A as specified in the description of each Test under Schedule B. For each Test and Review Receivable, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”). During the course of its review, the Asset Representations Reviewer will provide the Issuing Entity and the Servicer with a preliminary list of any Test Fail and the issues identified and, at that time, the Servicer has the option of electing to provide additional Review Materials or information which the Asset Representations Reviewer will analyze and consider in preparing the Review Report.

(b)           Review Period. The Asset Representations Reviewer will complete the Review within 60 days of receiving access to the Review Materials. However, if missing or additional Review Materials are provided to the Asset Representations Reviewer as described in Sections 3.02(b) or 3.03(a), the Review period will be extended for an additional 30 days.

(c)           Completion of Review for Certain Review Receivables. Following the delivery of the list of the Review Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Review Receivable is paid in full by the Obligor or otherwise satisfied or repurchased from the Issuing Entity in accordance with Sections 3.02(b) or 4.07 of the Sale and Servicing Agreement. On receipt of such notice, the Asset Representations Reviewer will immediately terminate all Tests of the related Review Receivable, and the Review of such Review Receivables will be considered complete (a “Test Complete”). In this case, the related Review Report will indicate a Test Complete for such Review Receivable and the related reason.

(d)           Previously Reviewed Receivables; Duplicative Tests. If any Review Receivable was included in a prior Review, the Asset Representations Reviewer will not conduct additional Tests on such Review Receivable, but will include the previously reported Test results in the Review Report for the current Review. If the same Test is required for more than one Eligible Representation, the Asset Representations Reviewer will only perform the Test once for each Review Receivable, but will report the results of the Test for each applicable Eligible Representation on the Review Report.

(e)           Termination of Review. If a Review is in process and the Notes will be paid in full on the next Payment Date, the Servicer or the Administrator will notify the Asset Representations Reviewer no less than 10 days before that Payment Date. On receipt of such notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver a Review Report.

(f)            Review Systems; Personnel. The Asset Representations Reviewer will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Review Receivable and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Reviews as required by this Agreement.

Section 3.04    Review Report.

Within 5 days after the end of the applicable Review period under Section 3.03(b), the Asset Representations Reviewer will deliver to the Issuing Entity, the Servicer, and the Indenture Trustee a report (the “Review Report”) indicating for each Review Receivable whether there was a Test Pass, Test Fail or Test Complete for each related Test. For each Test Fail or Test Complete, the Review Report will indicate the related reason, including (for example) whether the Review Receivable was a Test Fail as a result of missing or incomplete Review Materials. The Review Report will contain a summary of the Review results to be included in the Issuing Entity’s Form 10-D report for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any PII. On reasonable request of the Servicer, the Asset Representations Reviewer will provide additional details on the Test results.

Section 3.05    Review Representatives.

(a)           Servicer Representative. The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Review Materials on the Servicer’s or World Omni’s originations, receivables or other systems, obtaining missing or insufficient Review Materials and/or providing clarification of any Review Materials or Tests.

(b)           Asset Representations Review Representative. The Asset Representations Reviewer will designate one or more representatives who will be available to the Issuing Entity and the Servicer during the performance of a Review.

(c)           Questions About Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Indenture Trustee or the Servicer until the earlier of (i) the payment in full of the Notes and (ii) one year after the delivery of the Review Report. The Asset Representations Reviewer will not be obligated to respond to questions or requests for clarification from Noteholders or any other Person and will direct such Persons to submit written questions or requests to the Indenture Trustee.

Section 3.06    Dispute Resolution.

If a Review Receivable that was the subject of a Review becomes the subject of a dispute resolution proceeding under Section 3.02(c) of the Sale and Servicing Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the requesting party for the dispute resolution; provided, that for any mediation proceeding, such expenses will be paid by a party to the dispute resolution as determined by the mutual agreement of such parties and, for any binding arbitration, will be paid by a party to the dispute resolution as determined by the arbitrator for the dispute resolution according to Section 3.02(c) of the Sale and Servicing Agreement. If not paid by a party to the dispute resolution, the expenses will be reimbursed in accordance with Section 4.02(d) of this Agreement.

Section 3.07    Limitations on Review Obligations.

(a)           Review Process Limitations. The Asset Representations Reviewer will have no obligation (i) to determine whether the Delinquency Trigger has been met or exceeded or whether the required percentage of Noteholders has voted to direct a Review under the Indenture; (ii) to determine which Receivables are subject to a Review, (iii) to obtain or confirm the validity of the Review Materials, (iv) to obtain missing or insufficient Review Materials except as specifically described herein, (v) to take any action or cause any other party to take any action under any of the Basic Documents to enforce any remedies for breaches of representations or warranties about the Eligible Representations, (vi) to determine the reason for the delinquency of any Review Receivable, the creditworthiness of any Obligor, the overall quality of any Review Receivable or the compliance by the Servicer with its covenants with respect to the servicing of such Review Receivable, or (vii) to establish cause, materiality or recourse for any failed Test as described in Section 3.03.

(b)           Testing Procedure Limitations. The Asset Representations Reviewer will only be required to perform the Tests, and will not be obligated to perform additional procedures on any Review Receivable or to provide any information other than a Review Report. However, the Asset Representations Reviewer may provide additional information in a Review Report about any Review Receivable that it determines in good faith to be material to the Review.

(c)           Maintenance of Review Materials. The Asset Representations Reviewer will maintain copies of any Review Materials, Review Reports and other documents relating to a Review, including internal correspondence and work papers, until the earlier of (i) payment in full of the Notes and (ii) one year after the delivery of any Review Report. At the expiration of such period, the Asset Representations Reviewer shall return Review Materials to the Servicer.

Article IV
ASSET REPRESENTATIONS REVIEWER

Section 4.01            Representations and Warranties of the Asset Representations Reviewer.

The Asset Representations Reviewer hereby makes the following representations and warranties as of the Closing Date:

(a)           Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of State of Delaware. The Asset Representations Reviewer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b)           Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)           No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (i) conflict with, or be a breach or default under, any indenture, loan agreement, guarantee or similar document under which the Asset Representations Reviewer is a debtor or guarantor, (ii) result in the creation or imposition of a Lien on the properties or assets of the Asset Representations Reviewer under the terms of any indenture, loan agreement, guarantee or similar document, (iii) violate the organizational documents of the Asset Representations Reviewer or (iv) violate a law or, to the Asset Representations Reviewer’s knowledge, an order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its property that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(d)           No Proceedings. To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the completion of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(e)           Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.01, and will notify the Issuing Entity and the Servicer promptly if it no longer meets, or reasonably expects that it will no longer meet, the eligibility requirements in Section 5.01.

Section 4.02    Fees and Expenses.

(a)           Annual Fee. As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive an annual fee (the “Annual Fee”) with respect to each annual period prior to the termination of the Issuing Entity, in an amount equal to $5,000; provided, that the Asset Representations Reviewer will return to the Servicer or the Issuing Entity, as applicable, the pro rata portion of the Annual Fee to the extent the Issuing Entity is terminated prior to the end of an annual period for which an Annual Fee has been paid. The Annual Fee will be paid by the Servicer on the Closing Date and on each anniversary of the Closing Date until this Agreement is terminated.

(b)           Review Fee. Following the completion of a Review and the delivery of the related Review Report pursuant to Section 3.04, or the termination of a Review according to Section 3.03(e), and the delivery to the Issuing Entity and the Servicer of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of $200 for each Review Receivable for which the Review was started (the “Review Fee”) to be paid by the Servicer within 30 days upon receipt of such invoice. However, no Review Fee will be charged for any Review Receivable (i) which was included in a prior Review, (ii) for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Review according to Section 3.03(e), (iii) for which no Tests were completed prior to the Asset Representations Reviewer being notified of the Review Receivable being paid in full by the Obligor, otherwise satisfied or repurchased by World Omni as described in Section 3.03(c), or (iv) due to missing or insufficient Review Materials under Section 3.02(b). However, if a Review is terminated according to Section 3.03(e), the Asset Representations Reviewer must submit its invoice to the Issuing Entity and the Servicer for the Review Fee for the terminated Review no later than ten (10) Business Days before the final Payment Date to be reimbursed on such final Payment Date.

(c)           Reimbursement of Travel Expenses. If the Servicer provides access to the Review Materials at one of its properties, the Servicer will reimburse the Asset Representations Reviewer for its reasonable out-of-pocket travel expenses incurred in connection with the Review promptly following receipt of a detailed invoice.

(d)           Dispute Resolution Expenses. If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.06 of this Agreement and its reasonable out-of-pocket expenses for participating in the proceeding are not paid by a party to the dispute resolution within ninety (90) days after the end of the proceeding, the Servicer will reimburse the Asset Representations Reviewer for such expenses promptly following receipt of a detailed invoice.

(e)           Payment of Invoices. When applicable pursuant to this Section 4.02 and Section 4.05, the Asset Representations Reviewer will invoice the Servicer at the notices address set forth in Section 7.03(b) of this Agreement, and all such invoices are payable within thirty (30) days of receipt. In the event fees and expenses of the Asset Representations Reviewer are not paid by the Servicer within sixty (60) days, the Asset Representations Reviewer will issue invoices to the Issuing Entity (with a copy to the Depositor) at the notices address set forth in Section 7.03(b) of this Agreement and the Issuing Entity shall pay all invoices submitted by the Asset Representations Reviewer according to the priority of payments in Sections 5.06(ii) and (iii) of the Sale and Servicing Agreement on the Payment Date following the month in which the invoice was received by the Issuing Entity.

Section 4.03    Limitation on Liability.

The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, punitive, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.04    Indemnification by Asset Representations Reviewer.

The Asset Representations Reviewer will indemnify each of the Issuing Entity, World Omni, the Depositor, the Servicer, the Administrator, the Owner Trustee and the Indenture Trustee and their respective directors, officers, employees and agents for all fees, expenses, losses, damages and liabilities (including reasonable and documented legal fees and expenses including, without limitation, any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim or suit brought) by an indemnified party of any indemnification or other obligation of the Asset Representations Reviewer and other amounts owed thereto pursuant to this Agreement) resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement, (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement or (c) the Asset Representation Reviewer’s breach of any of its obligations in Sections 4.08 and 4.09 of this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.04 will survive the termination or assignment of this Agreement, the termination of the Issuing Entity and the resignation or removal of the Asset Representations Reviewer.

Section 4.05    Indemnification of Asset Representations Reviewer.

(a)           Indemnification. The Issuing Entity will, or will cause the Servicer to, indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “Indemnified Person”), for all costs, expenses, losses, damages and liabilities resulting from the performance of the Asset Representations Reviewer’s obligations under this Agreement (including the reasonable out-of-pocket fees and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence, (ii) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement or (iii) the Asset Representation Reviewer’s breach of any of its obligations in Sections 4.08 and 4.09 of this Agreement.

(b)           Proceedings. Promptly on receipt by an Indemnified Person of notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 4.05(a), notify the Issuing Entity and the Servicer of the Proceeding. The Issuing Entity or the Servicer may participate in and assume the defense and settlement of a Proceeding at its expense. If the Issuing Entity or the Servicer notifies the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Issuing Entity or the Servicer assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Issuing Entity and the Servicer will not be liable for fees and expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Issuing Entity or the Servicer, as applicable, and an Indemnified Person. If there is a conflict, the Issuing Entity or the Servicer will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person. No settlement of a Proceeding may be made without the approval of the Issuing Entity and the Servicer and the Indemnified Person, which approval will not be unreasonably withheld, conditioned or delayed.

(c)           Survival of Obligations. The Issuing Entity’s and the Servicer’s obligations under this Section 4.05 will survive the resignation or removal of the Asset Representations Reviewer and the termination or assignment of this Agreement. For the avoidance of doubt, indemnities, fees and expenses payable to the Asset Representations Reviewer pursuant to Sections 4.02 and 4.05 of this Agreement are not limited to the annual maximum amount set forth in the prospectus.

(d)           Repayment. If the Issuing Entity or the Servicer makes any payment under this Section 4.05 and the Indemnified Parties later collects any of the amounts for which the payments were made to it from others, the Indemnified Person will promptly repay the amount to the Issuing Entity or the Servicer, as applicable.

Section 4.06            Inspections of Asset Representations Reviewer.

The Asset Representations Reviewer agrees that, with reasonable advance notice not more than once during any year, it will permit authorized representatives of the Issuing Entity, the Servicer or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuing Entity’s, the Servicer’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuing Entity, the Servicer and the Administrator will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by law or if the Issuing Entity, the Servicer or the Administrator reasonably determines that it is required to make the disclosure under this Agreement or the other Basic Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.07            Delegation of Obligations.

The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuing Entity and the Servicer, which consent will not be unreasonably withheld or delayed.

Section 4.08            Confidential Information.

(a)           Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.08, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Issuing Entity and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or Affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Reviews of Review Receivables or performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by the Depositor or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b)           Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished to or obtained by the Asset Representations Reviewer before, on or after the date of this Agreement, including without limitation:

(i)              lists of Review Receivables and any related Review Materials;

(ii)            origination and servicing guidelines, policies and procedures, and form contracts;

(iii)            notes, analyses, compilations, studies or other documents or records prepared by the Servicer, which contain information supplied by or on behalf of the Servicer or its representatives; and

(iv)           all Issuing Entity PII.

However, except for Issuing Entity PII (which shall always be deemed to be Confidential Information), Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuing Entity or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Issuing Entity or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (D) the Issuing Entity or the Servicer provides permission to the applicable Information Recipients to release.

(c)           Protection. The Asset Representations Reviewer will protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, and shall use at least the same standard of care that it uses to protect its own confidential information and not less than a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.09.

(d)           Disclosure. If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by law, regulation, rule or order, will use its reasonable efforts to provide the Issuing Entity and the Servicer with notice of the requirement and will cooperate, at the Servicer’s expense, in the Issuing Entity’s and the Servicer’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuing Entity or the Servicer is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e)           Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.08 by its Information Recipients.

(f)           Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuing Entity and the Servicer, and the Issuing Entity and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuing Entity or the Servicer to enforce this Section 4.08, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.

Section 4.09    Personally Identifiable Information.

(a)           Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Issuing Entity PII” means PII furnished by the Issuing Entity, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b)           Use of Issuing Entity PII. The Issuing Entity does not grant the Asset Representations Reviewer any rights to Issuing Entity PII except as provided in this Agreement. The Asset Representations Reviewer will use Issuing Entity PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuing Entity and will only reproduce Issuing Entity PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all laws, rules, regulations and orders (including without limitation § 501(b) of the Gramm-Leach-Bliley Act and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (12 C.F.R. Section 208, Appendix D-2)) applicable to PII, Issuing Entity PII or the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection (collectively, “Privacy Laws”). The Asset Representations Reviewer will protect and secure Issuing Entity PII and prevent the improper use or disclosure thereof. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuing Entity PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuing Entity PII, (iii) protect against unauthorized access to or use of Issuing Entity PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c)           Additional Requirements and Limitations. In addition to the use and protection requirements described in Section 4.09(b), the Asset Representations Reviewer’s disclosure of Issuing Entity PII is also subject to the following requirements:

(i)             The Asset Representations Reviewer will not disclose Issuing Entity PII to its personnel or allow its personnel access to Issuing Entity PII except (A) for the Asset Representations Reviewer personnel who require Issuing Entity PII to perform a Review, (B) with the prior written consent of the Issuing Entity and the Servicer or (C) as required by applicable law. When permitted, the disclosure of or access to Issuing Entity PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Issuing Entity PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuing Entity PII on the proper use and protection of Issuing Entity PII.

(ii)             The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuing Entity PII with or to any third party without the prior written consent of the Issuing Entity and the Servicer.

(iii)            The Asset Representations Reviewer agrees, represents and warrants that the Asset Representations Reviewer has, and will continue to have, adequate administrative, technical, and physical safeguards designed to: (a) to ensure the security and confidentiality of all PII; (b) to protect against any anticipated threats or hazards to the security or integrity of PII; and (c) to protect against unauthorized acquisition of, access to or use of PII which could result in a “breach” as that terms is defined under applicable Privacy Laws, or substantial harm to Issuing Entity or Servicer or any individual about whom Issuing Entity or Servicer has or collects financial and other information.

(iv)           The Asset Representations Reviewer agrees to provide Issuing Entity and Servicer with information regarding its and its representatives’ privacy and information security systems, policies and procedures as Issuing Entity or Servicer may reasonably request relating to its compliance with this Agreement and applicable Privacy Laws. The Asset Representations Reviewer agrees to provide training in the Privacy Laws and Asset Representations Reviewer’s information security policies to all Asset Representations Reviewer personnel whose duties pursuant to this Agreement could bring them in contact with PII. The Asset Representations Reviewer shall comply at all times with Servicer’s information security policies and procedures in connection with any access to or use of Servicer’s network or systems.

(d)           Notice of Breach. The Asset Representations Reviewer will notify the Issuing Entity and the Servicer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuing Entity PII and, where applicable, immediately take action to prevent any further breach.

(e)            Return or Disposal of Issuing Entity PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Issuing Entity or the Servicer, all Issuing Entity PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuing Entity or the Servicer, returned to the Issuing Entity or the Servicer, as applicable, without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuing Entity or the Servicer. Where the Asset Representations Reviewer retains Issuing Entity PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuing Entity PII to that required by applicable law.

(f)            Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Issuing Entity regarding the Asset Representations Reviewer’s compliance with this Section 4.09. The Asset Representations Reviewer, the Servicer, the Administrator and the Issuing Entity agree to modify this Section 4.09 as necessary for any of the parties to comply with applicable law.

(g)           Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuing Entity and the Servicer and each of their authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.09 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. Each of the Issuing Entity and the Servicer agrees to make reasonable efforts to schedule any audit described in this Section 4.09 with the inspections described in Section 4.06. The Asset Representations Reviewer will also permit the Issuing Entity and the Servicer during normal business hours on reasonable advance notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement and the Asset Representations Reviewer shall make commercially reasonable efforts to cause such service providers to permit the Issuing Entity and the Servicer to conduct such audit.

(h)           Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Issuing Entity’s Affiliates or a third party when performing a Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.09, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party may enforce the PII related terms of this Section 4.09 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

Article V

REMOVAL, RESIGNATION

Section 5.01    Eligibility of the Asset Representations Reviewer.

The Asset Representations Reviewer must be a Person who (a) is not Affiliated with World Omni, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any of their Affiliates and (b) was not, and is not Affiliated with a Person that was, engaged by World Omni or any underwriter to perform any due diligence on the Receivables prior to the Closing Date.

Section 5.02    Resignation and Removal of Asset Representations Reviewer.

(a)           No Resignation. The Asset Representations Reviewer will not resign as Asset Representations Reviewer unless it determines it is legally unable to perform its obligations under this Agreement and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable law. In such event, the Asset Representations Reviewer will deliver a notice of its resignation to the Issuing Entity and the Servicer, together with an opinion of counsel supporting its determination.

(b)           Removal. If any of the following events occur, the Issuing Entity, by notice to the Asset Representations Reviewer, may remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i)              the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.01;

(ii)             the Asset Representations Reviewer breaches any of its representations, warranties, covenants or obligations in this Agreement; or

(iii)            an Insolvency Event of the Asset Representations Reviewer occurs.

(c)           Notice of Resignation or Removal. The Issuing Entity will notify the Servicer, the Owner Trustee and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

(d)           Continue to Perform After Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective, and the Asset Representations Reviewer will continue to perform its obligations under this Agreement, until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.03(b).

Section 5.03    Successor Asset Representations Reviewer.

(a)           Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Issuing Entity will engage a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.01.

(b)           Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuing Entity and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entering into a new agreement with the Issuing Entity on substantially the same terms as this Agreement.

(c)           Transition and Expenses. If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuing Entity and the Servicer and take all actions reasonably requested to assist the Issuing Entity in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The outgoing Asset Representations Reviewer will pay the reasonable expenses of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on the obligations on receipt of an invoice with reasonable detail of the expenses from the Issuing Entity and the Servicer or the successor Asset Representations Reviewer.

Section 5.04            Merger, Consolidation or Succession.

Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.01, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuing Entity, the Servicer and the Administrator an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

Article VI

OTHER AGREEMENTS

Section 6.01    Independence of the Asset Representations Reviewer.

For all purposes of this Agreement, the Asset Representations Reviewer shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement. Unless expressly authorized by the Basic Documents or the Issuing Entity, the Asset Representations Reviewer shall have no authority to act for or to represent the Issuing Entity or the Owner Trustee in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee. Nothing contained in this Agreement (i) shall constitute the Asset Representations Reviewer, on the one hand, and the Issuing Entity or the Owner Trustee, on the other hand, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 6.02            No Petition.

Each of the parties agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of all securities issued by the Depositor, the Issuing Entity or by a trust for which the Depositor was a depositor, it will not start or pursue against, or join any other Person in starting or pursuing against the Depositor or the Issuing Entity, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law. This Section 6.02 will survive the termination of this Agreement.

Section 6.03    Limitation of Liability of Owner Trustee.

It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by the Trustee Bank, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by the Trustee Bank, but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained shall be construed as creating any liability on the Trustee Bank, individually or personally, to perform any covenant of the Issuing Entity, either expressed or implied, contained herein, all such liability of the Trustee Bank in its individual or personal capacity, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Trustee Bank has made no investigation into the accuracy or completeness of any representations or warranties made by the Issuing Entity in this Agreement, and (v) under no circumstances shall the Trustee Bank be personally liable for the payment of any indebtedness or expenses of the Issuing Entity under this Agreement or any other related documents.

Section 6.04            Termination of Agreement.

This Agreement will terminate, except for the obligations under Section 4.04 and the other obligations of the Issuing Entity, the Servicer and the Asset Representations Reviewer specified as surviving the termination of this Agreement, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture, (b) the date the Issuing Entity is terminated under the Trust Agreement and (c) the removal or resignation of the Asset Representations Reviewer in accordance with the terms of this Agreement.

Article VII

MISCELLANEOUS PROVISIONS

Section 7.01            Amendments.

(a)           This Agreement may be amended by the Issuing Entity, the Servicer and the Asset Representations Reviewer, without the consent of any of the Noteholders or the Certificateholders or any other Person, to cure any ambiguity or to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such amendments require: (i) satisfaction of the Rating Agency Condition or (ii) an Officer’s Certificate of the Servicer delivered to the Issuing Entity, the Owner Trustee and the Indenture Trustee stating that the amendment will not materially and adversely affect the interest of any Noteholder or Certificateholder.

(b)           This Agreement may also be amended from time to time by the Issuing Entity, the Servicer and the Asset Representations Reviewer, with the consent of Holders of Notes evidencing not less than 50% of the Outstanding Amount of the Controlling Securities (unless (i) the interests of the Noteholders are not affected materially and adversely, (ii) an Officer’s Certificate of the Servicer to that effect is delivered to the Indenture Trustee by the Depositor and (iii) satisfaction of the Rating Agency Condition) and the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than 50% of the percentage interest of the Certificates (unless (i) the interests of the Certificateholders are not affected materially and adversely and (ii) an Officer’s Certificate of the Servicer to that effect is delivered to the Owner Trustee by the Depositor) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, (b) change the provisions of this Agreement relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes or (c) reduce the consent percentages in this sentence, without the consent of the Holders of all outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates affected thereby.

(c)           Promptly after the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

(d)           It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(e)           Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuing Entity, shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent thereto have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 7.02            Assignment; Benefit of Agreement; Third-Party Beneficiaries.

(a)           Assignment. Except as stated in Section 5.04, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Issuing Entity and the Servicer.

(b)           Benefit of Agreement; Third-Party Beneficiaries. This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns. The Owner Trustee and the Indenture Trustee, for the benefit of the Noteholders, will be third-party beneficiaries of this Agreement and may enforce this Agreement against the Asset Representations Reviewer and the Servicer. No other Person will have any right or obligation under this Agreement.

Section 7.03            Notices.

(a)           Notices to Parties. All notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered given:

(i)             for overnight mail, on delivery or, for registered first class mail, postage prepaid, three (3) days after deposit in the mail;

(ii)            for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)           for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)           for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has occurred.

(b)           Notice Addresses. Any notice, request, demand, consent, waiver or other communication will be addressed as follows: (a) in the case of the Servicer, World Omni Financial Corp., 250 Jim Moran Boulevard, Deerfield Beach, Florida 33442, Attention: Treasurer, (b) in the case of the Issuing Entity or the Owner Trustee, at its Corporate Trust Office, and (c) in the case of the Asset Representations Reviewer, via electronic mail to ARRNotices@clayton.com, and to Clayton Fixed Income Services LLC, 720 S. Colorado Blvd., Suite 200, Glendale, CO 80246, Attention: Legal Department, or, in each case, to another address as a party may give by notice to the other parties.

Section 7.04            GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.05            WAIVER OF JURY TRIAL. Each party irrevocably waives, to the fullest extent permitted by law, THE right to trial by jury in ANY legal proceeding relating to this agreement.

Section 7.06            No Waiver; Remedies. No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver. No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy. The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 7.07            Severability. If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.08            Headings. The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.09            Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Each of the parties agree that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider) appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement and such other documents may be made by facsimile, email or other electronic transmission.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the Issuing Entity, the Servicer, the Administrator and the Asset Representations Reviewer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

WORLD OMNI AUTO RECEIVABLES TRUST 2026- C, as Issuing Entity

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

WORLD OMNI FINANCIAL CORP., as Servicer and Administrator

By:
Name:
Title:

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:
Name:
Title:

Schedule A

Review Materials

•	Retail Installment Sale Contract

•	Modification Agreement or Correction Notices to the Contract

•	Title Documents (Certificate of Title, E-Title or Application for Title)

•	Receivable File including:

•	Servicing System Screenshots

•	Servicing System Comment History

•	Data file from Servicing System

•	List of Approved Contract Form Numbers and Revision Dates

Sch. A

World Omni Financial Corp. Retail Agreed Upon Procedures

Schedule B

Representations and Warranties and Tests

Representation

(i)            Characteristics of Receivables. Each Receivable (1) (A) was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer’s business, was fully and properly executed by the parties thereto, and was purchased by World Omni from such Dealer under an existing dealer agreement, (B) was originated by World Omni, or (C) was originated by an independent third party and acquired by World Omni, (2) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and (3) provides for level monthly payments after the Cutoff Date (provided, that the payment in the first or last month in the life of the Receivable may vary from the level monthly payments) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate or Contract Rate, as applicable.

Documents

Retail Contract

Receivable File

Procedures to be Performed

1.	Origination of the Receivable

A.	Confirm the contract reports a Dealer located in the United States, was signed by the Buyer, Co-buyer (if applicable) and Seller, and lists World Omni as the assignee within the assignment section

B.	Confirm the Contract lists World Omni as the Seller or if originated by a third party, confirm the Contract was assigned to World Omni

2.	Customary and Enforceable Provisions

A.	Observe the Contract and confirm it was completed electronically or, if completed on paper, confirm the form number and revision date are on the List of Approved Contract Forms

3.	Payment Schedule Structure

A.	Confirm all payments after the Cutoff Date are equivalent with the possible exception of the first and last month’s payments which may differ from the level monthly payment

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 1

World Omni Financial Corp. Retail Agreed Upon Procedures

B.	Confirm that the product of the Number of Payments and the Amount of Payments, together with any first and last month’s payment (if applicable), equals the Total of Payments as stated within the Truth in Lending section of the contract

C.	Confirm the Finance Charge is calculated based on the Annual Percentage Rate (APR) or Contract Rate, as applicable, as stated within the Truth in Lending section of the contract

4.	If sections (1) through (3) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 2

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(ii)           Compliance with Law. To the best of World Omni’s knowledge, each Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and, at the execution of this Agreement, complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Gramm Leach Bliley Act, the Magnuson-Moss Warranty Act, the Consumer Financial Protection Bureau’s Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

Documents

Retail Contract

Receivable File

Data File

Procedures to be Performed

1.	Observe the Contract and confirm it was completed electronically or, if completed on paper, confirm the form number and revision date are on the List of Approved Contract Forms.

2.	Observe the APR or Contract Rate, as applicable, disclosed on the Contract, taking into account any Amendments. Compute the APR or Contract Rate, as applicable, using the “Amount Financed,” “Number of Payments,” date of the Contract, first payment due date, and “Amount of Payments” from the Contract, taking into account any Amendments. Compare the computed APR or Contract Rate, as applicable, to the APR or Contract Rate, as applicable, disclosed and confirm the difference between them is within the legal tolerance of 0.125 percent.

3.	If section (1) and (2) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 3

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(iii)          Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

Documents

Retail Contract

Procedures to be Performed

1.	Observe the Contract and confirm it was completed electronically or, if completed on paper, confirm the form number and revision date are on the List of Approved Contract Forms

2.	Confirm the Buyer and Co-buyer (if applicable) signed the contract

3.	If sections (1) and (2) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 4

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(iv)          No Government Obligor. No Receivable is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

Documents

Retail Contract

Procedures to be Performed

1.	Confirm the Buyer section of the contract includes the name of a natural person

2.	If the Buyer section on the contract does not report a natural person’s name, confirm internet search results shown no indication the Buyer is the United States of America or any State, or any agency, department or instrumentality of the United States of America or any State

3.	If section (1) or (2) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 5

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(v)           Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of World Omni as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Depositor as secured party and is assignable by World Omni to the Depositor, by the Depositor to the Issuing Entity and by the Issuing Entity to the Indenture Trustee.

Documents

Retail Contract

Title Documents

Receivable File

Procedures to be Performed

1.	Confirm the title documents report World Omni, or an acceptable variation of the name, as the first lien holder

2.	Confirm the Buyer’s name on the contract matches the name on the title documents

3.	Confirm the Vehicle Identification Number (VIN) on the contract matches the VIN number on the title documents

4.	If sections (1) through (3) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 6

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(vi)          Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

Documents

Receivable File

Data File

Procedures to be Performed

1.	Confirm there is no indication within the Receivable File that the Receivable was satisfied prior to the Cutoff Date

2.	Confirm there is no indication within the Receivable File that the Receivable was subordinated or rescinded

3.	Confirm there is no indication within the Receivable File that the Financed Vehicle has been released from the Lien in whole or in part

4.	If sections (1) through (3) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 7

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(vii)         No Amendments. The Servicer’s computer system does not reflect that any Receivable has been amended such that the amount of the Obligor’s scheduled payments has been increased.

Documents

Receivable File

Procedures to be Performed

1.	Confirm the scheduled monthly payment as reported within the Data File is less than or equal to the level monthly payment as reported on the contract

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 8

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(viii)        No Waiver. No provision of a Receivable has been waived, other than a discretionary waiver of a late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable or in connection with any extension which is reflected in the Servicer’s computer system.

Documents

Retail Contract

Receivable File

Procedures to be Performed

1.	Confirm there is no indication within the receivable file that any provision of the Receivable has been waived, so as to reduce the interest or principal balance

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 9

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(ix)          No Defenses. The Servicer’s computer system does not reflect that any right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

Documents

Receivable File

Procedures to be Performed

1.	Confirm there is no evidence within the Receivable File that the Receivable is subject to rescission, setoff, counterclaim or defense that would cause the Receivable to become invalid

2.	Confirm there is no indication of litigation or attorney involvement in the Receivable File

3.	If sections (1) and (2) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 10

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(x)            No Liens. The Servicer’s computer system does not reflect that any liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior or equal to the security interest in the Financed Vehicle granted by any Receivable.

Documents

Title Documents

Receivable File

Procedures to be Performed

1.	Confirm the title documents designate World Omni as the first lien holder and that no other senior lien holder is listed

2.	Confirm there is no indication within the Receivable File that any liens or claims have been filed for work, labor or materials relating to the Financed Vehicle that are prior or equal to the security interest granted in the Financed Vehicle

3.	If sections (1) and (2) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 11

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xi)           No Default. No Receivable has a Scheduled Payment for which more than 10% of the applicable scheduled payment is more than 30 days past due as of the Cutoff Date, and, except as permitted in this paragraph, the Servicer’s computer system does not reflect that any default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and is continuing nor that a continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and World Omni has not waived and, except as permitted hereby, shall not waive any of the foregoing.

Documents

Receivable File

Data File

Procedures to be Performed

1.	Confirm there is no indication of any default, breach, violation or event that would permit acceleration under the terms of the Receivable

2.	Confirm that no scheduled payment which exceeds the allowable delinquent payment amount is more than 30 days past due as of the Cutoff Date

3.	Confirm there is no evidence of a continuing condition which could constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable

4.	If sections (1) through (3) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 12

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xii)          Insurance. Under the terms of each Receivable, the related Obligor is required to maintain physical damage insurance covering the Financed Vehicle and to have World Omni named as the loss payee.

Documents

Retail Contract

Procedures to be Performed

1.	Confirm the contract contains language that requires the Obligor to obtain and maintain physical damage insurance covering the Finance Vehicle and naming either World Omni, SETF or Southeast Toyota Finance or a reasonable name variation thereof, as the loss payee

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 13

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xiii)         Title. No Receivable has been sold, transferred, assigned or pledged (x) by World Omni to any Person other than the Depositor or (y) by the Depositor to any Person other than the Issuing Entity.

Documents

Retail Contract

Title Documents

Procedures to be Performed

1.	Confirm the title documents designate World Omni as the first lien holder and that no other senior lien holder is listed

2.	Confirm there is no indication within the Receivable File that the Receivable has been sold, transferred assigned or pledged to any Person other than World Omni

3.	If sections (1) and (2) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 14

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xiv)        Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement or the Indenture is unlawful, void or voidable.

Documents

Retail Contract

Procedures to be Performed

1.	Observe the Contract and confirm it was completed electronically or, if completed on paper, confirm the form number and revision date are on the List of Approved Contract Forms

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 15

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xv)         One Authoritative Copy or Original. There is only one “authoritative copy” of any Receivable constituting “electronic chattel paper” as defined in the UCC. There is only one executed original of any Receivable constituting “tangible chattel paper” as defined in the UCC.

Documents

Retail Contract

Procedures to be Performed

1.	For any Receivable constituting “electronic chattel paper,” confirm there is one “authoritative copy” of the Contract. For any Receivable constituting “tangible chattel paper,” confirm there is one executed original of the Contract

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 16

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xvi)        Maturity of Receivables. Each Receivable has a scheduled maturity date not later than October 27, 2032.

Documents

Retail Contract

Procedures to be Performed

1.	Confirm the scheduled maturity date, as of the Cutoff Date, is on or before the latest allowable maturity date

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 17

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xvii)        Scheduled Payments. As of the Cutoff Date, each Receivable had a first scheduled due date on or prior to the end of the third month immediately following the Cutoff Date.

Documents

Retail Contract

Procedures to be Performed

1.	Confirm the first scheduled due date on the contract is no later than the last day of the last allowable month after the Cutoff Date

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 18

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xviii)      Outstanding Principal Balance. Each Receivable has an outstanding principal balance of at least $500.00.

Documents

Data File

Procedures to be Performed

1.	Confirm the unpaid balance as stated within the Data File is greater than or equal to the minimum allowable outstanding principal balance

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 19

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xix)         No Bankruptcies. No Obligor on any Receivable was noted in the Servicer’s computer system as having filed for bankruptcy.

Documents

Receivable File

Procedures to be Performed

1.	Confirm there is no indication within the Receivable File that the Receivable was the subject of any bankruptcy proceeding or insolvency proceeding as of the Cutoff Date

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 20

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xx)          No Repossessions. No Receivable was secured by a Financed Vehicle that had been repossessed without reinstatement of the related contract.

Documents

Receivable File

Data File

Procedures to be Performed

1.	Confirm the status of the Financed Vehicle is not reported as repossessed as of the Cutoff Date

2.	If the Financed Vehicle is reported as repossessed, confirm the Obligor subsequently reinstated the contract prior to the Cutoff Date

3.	If sections (1) or (2) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 21

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xxi)         Chattel Paper. Each Receivable constitutes “electronic chattel paper” or “tangible chattel paper” as defined in the UCC.

Documents

Retail Contract

Title Documents

Procedures to be Performed

1.	Observe the Contract and confirm it was completed electronically or, if completed on paper, confirm the form number and revision date are on the List of Approved Contract Forms

2.	Confirm there is a signature under the appropriate Buyer, Co-buyer (if applicable) and Seller signature lines within the contract

3.	Confirm the contract reports an amount financed greater than zero

4.	Confirm there is documentation of a lien against the Financed Vehicle

5.	If sections (1) through (4) are confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 22

World Omni Financial Corp. Retail Agreed Upon Procedures

Representation

(xxii)        Prepayment. Each Receivable provides that a prepayment by the related Obligor will fully pay the principal balance and accrued interest through the date of prepayment based on such Receivable’s Annual Percentage Rate or Contract Rate, as applicable.

Documents

Retail Contract

Procedures to be Performed

1.	Confirm the contract contains a prepayment disclosure

2.	If section (1) is confirmed, then Test Pass

© 2016 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B- 23